UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

Advantage Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38990	83-4629508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Forsyth Boulevard, Suite 1025
Clayton, Missouri		63105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (314) 655-9333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	NASDAQ Global Select Market
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ADVWW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2024, Advantage Solutions Inc. (the “Company”) held its 2024 annual stockholders meeting (the “Annual Meeting”) and the following three proposals were voted on by the Company's Class A stockholders, as set forth below. As of the close of business on April 5, 2024, the record date for eligibility to vote at the Annual Meeting, there were 323,938,300 shares of Class A common stock, $0.0001 par value per share (the "Common Stock") outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 290,595,017 shares of Common Stock were present in person or represented by proxy, representing approximately 89.7% of the Company's outstanding Common Stock as of the April 5, 2024 record date. Each of the proposals was described in detail in the proxy statement for the Annual Meeting. The vote totals noted below are final voting results from the Annual Meeting.

Proposal 1: Election of Directors.

	For	Withheld	Broker Non-Vote
Christopher Baldwin	276,282,656	1,920,513	12,391,848
Cameron Breitner	255,094,805	22,599,391	12,900,821
Virginie Costa	276,503,431	1,699,738	12,391,848
Timothy J. Flynn	256,688,879	21,005,317	12,900,821
Brian K. Ratzan	276,010,542	2,192,627	12,391,848

This proposal received the required affirmative vote of holders of a plurality of the votes cast and all of the foregoing candidates were elected as the Company’s directors.

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
288,848,889	1,602,866	143,262

This proposal received the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting and was approved as set forth above.

Proposal 3: Approval, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
270,433,146	7,511,494	258,529	12,391,848

This proposal received the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting and was approved as set forth above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANTAGE SOLUTIONS INC.

Date:	May 30, 2024	By:	/s/ Christopher Growe
Christopher Growe Chief Financial Officer